UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): May 4, 2015

BASTA HOLDINGS, CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185572	99-0367603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Kane Concourse Suite 518 Bay Harbor Islands, FL		33154
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 867-1228

Copies to:

Thomas Rose, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed on its Current Report on Form 8-K dated April 13, 2015, the Company entered into a Financial Advisory Agreement with The Vantage Group, Ltd. on March 12, 2015. Pursuant to the terms of that agreement, the Company issued The Vantage Group, Ltd. 10,000 shares of its Series C Preferred Stock. The shares of Series C Preferred Stock issued to The Vantage Group, Ltd. were issued in reliance upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

The board of directors (the “Board”) of Basta Holdings, Corp. (the “Company”) provided notice to Mallah, Furman  & Company (the “Former Auditor”) of its dismissal, effective April 1, 2015, as the Company’s independent registered public accounting firm. The Former Auditor served as the auditors of the Company’s financial statements from September 4, 2014 through April 1, 2015.

The report of the Former Auditor on the Company’s consolidated financial statements for the period beginning September 4, 2014 and ended October 31, 2014 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

In connection with the audit of the Company's consolidated financial statements for the period beginning September 4, 2014 and ended October 31, 2014, and in the subsequent interim period preceding the Former Auditor’s dismissal, there were no disagreements with the Former Auditor on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the period beginning September 4, 2014 and ended October 31, 2014, or in the subsequent period prior to the Former Auditor’s dismissal, except that the Former Auditor advised the Company of material weaknesses in internal control over financial reporting and expressed substantial doubt about the Company’s ability to continue as a going concern.

The Company has provided the Former Auditor with a copy of the foregoing disclosure, and requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated as of April 28, 2015 is filed as Exhibit 16.1 to this Form 8-K.

New Independent Registered Public Accounting Firm

On April 1, 2015, the Board recommended, and the Board appointed RBSM, LLP (the “New Auditor”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 31, 2015.

During the period beginning September 4, 2014 and ended October 31, 2014, and the subsequent interim period prior to the engagement of the New Auditor, the Company has not consulted with the New Auditor with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 1, 2015, the Board appointed Joseph Hugh Avery, the Company’s Vice President of Operations, to the Board effective immediately.

There are no arrangements or understandings between Mr. Avery and/or any other persons pursuant to which Mr. Avery was named as a director of the Company. Mr. Avery does not have a family relationship with any of the Company's directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer.

Other than as set forth herein, Mr. Avery has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K by virtue of his appointment to the Board.

Joseph Hugh Avery has over fifteen years of experience in corporate operations, sales inspection, training, policy and management. Mr. Avery has worked as Vice President of Operations, training and business development for a 14 CFR Part 135 and 91K air carrier operating a fleet of Piaggo aircraft. He has further experience as Vice President of Operations of Orion Air Group/Tempus Jets, Inc., responsible for managing operations, programs, training and business development for 14 CFR Part 135 air carrier certificate and Part 91 managed aircraft.

Additional, Mr. Avery has worked as Director of Operations for Presidential Airways managing operations, programs training and supervision for a $300 million dollar aviation corporation with CARB certification.

Furthermore, Mr. Avery has worked as a captain for Harrah's Entertainment where he was responsible for the oversight of all flight operations and as a chief pilot for ACA/Independence Air. Moreover, Mr. Avery worked as a Specialist, E-4 for the U.S. Air Force and is a graduate of Averett College in Danville, Virginia, where he acquired his Bachelor of Science in Aviation Management.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2015, the Board authorized the designation of a new series of preferred stock out of its available preferred stock and authorized the issuance of up to 10,000 shares of Series C Preferred Stock. On April 16, 2015, the Company filed a Certificate of Designation for its Series C Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada. The shares of Series C Preferred Stock entitle their holder to vote on an as-converted basis with the holders of the Company’s common stock at the record date for the determination of shareholders entitled to vote on any matter coming before the common shareholders or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. The Series C Preferred Stock has a stated value of $10.00 per share and is convertible into 9.99% of the Company’s issued and outstanding shares of common stock, calculated on a fully diluted basis. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designation, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series C Preferred Stock
16.1	Letter from Mallah, Furman & Company dated April 28, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASTA HOLDINGS, CORP.

Date: May 4, 2015	By:	/s/ Dr. Jacob Gitman, PhD.
Dr. Jacob Gitman, PhD.
Chief Executive Officer

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